Assets and liabilities held for sale and discontinued operations	6 Months Ended
Jun. 30, 2018
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Assets and liabilities held for sale and discontinued operations
Assets and liabilities held for sale and discontinued operations

Assets held for sale
The assets held for sale can be detailed as follows:

(in thousands of USD)	June 30, 2018	December 31, 2017

Vessels	1,319	—
Of which in Tankers segment	1,319	—
Of which in FSO segment	—	—

On June 25, 2018, the Company sold the Suezmax Cap Romuald (1998 - 146,640 dwt), for USD 10.6 million. This vessel was accounted for as a non-current asset held for sale as at June 30, 2018, and had a carrying value of USD 1.3 million at that time. The vessel is expected to be delivered to its new owner on August 14, 2018. Taking into account USD 0.3 million of costs to sell (sales commissions), the gain on the sale of this vessel is expected to be USD 9.0 million. This gain will be recorded upon delivery of the vessel and will therefore be recorded in the third quarter of 2018.

Discontinued operations
As of June 30, 2018 and as of December 31, 2017 the Group had no operations that met the criteria of a discontinued operation.